UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

TURNING POINT THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10628 Science Center Drive, Suite 200, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 926-5251

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02Results of Operations and Financial Condition.

On May 5, 2021, Turning Point Therapeutics, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter ended March 31, 2021 and providing a corporate update. A copy of this press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K under this Item 2.02, and Exhibit 99.1 hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2021, Brian Baker notified the Company of his intention to resign from the Company and from his positions as principal financial officer and principal accounting officer, effective May 14, 2021, to pursue another opportunity.  Effective as of May 14, 2021, Athena Countouriotis, the Company’s President and Chief Executive Officer, will act as the Company’s interim principal financial officer, and Kyri Van Hoose, the Company’s Vice President, Accounting, will act as the Company’s interim principal accounting officer, for the purposes of the Securities Exchange Act of 1934, as amended.

Ms. Van Hoose joined the Company as Vice President, Accounting on May 5, 2021. Ms. Van Hoose previously served as chief financial officer of TEGA Therapeutics, Inc., a private biotechnology company, from September 2020 until May 2021. Prior to TEGA, Ms. Van Hoose served as Vice President, Finance for Curzion Pharmaceuticals, Inc., a private biopharmaceutical company, from November 2019 until its acquisition by Horizon Therapeutics plc in April 2020, and as Vice President, Finance of Avelas Biosciences, Inc., a clinical stage oncology company, from December 2017 to July 2019. From 2005 to 2016, Ms. Van Hoose held positions of increasing responsibilities at ACADIA Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, most recently as Senior Director of Finance and Corporate Controller. Ms. Van Hoose began her career at Deloitte and is a licensed Certified Public Accountant (California active). Ms. Van Hoose earned her BS in Accounting at the University of Southern California and MBA in Finance at University of California, Irvine.

There are no arrangements or understandings between Ms. Van Hoose and any other persons in connection with Ms. Van Hoose’s appointment as interim principal accounting officer. There are also no family relationships between Ms. Van Hoose and any director or executive officer of the Company and Ms. Van Hoose has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
	99.1	Press release issued by Turning Point Therapeutics, Inc. on May 5, 2021

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURNING POINT THERAPEUTICS, INC.

Date: May 5, 2021	By:	/s/ Annette North
Annette North
Executive Vice President and General Counsel